UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: November 30, 2024

Date of reporting period: November 30, 2024

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

Ecofin Global Renewables Infrastructure Fund

Institutional Class Shares - ECOIX

Annual Shareholder Report: November 30, 2024

This annual shareholder report contains important information about Institutional Class Shares of the Ecofin Global Renewables Infrastructure Fund (the "Fund") for the period from December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.redwheel.com/us/en/accredited/funds-and-documents/. You can also request this information by contacting us at 1-855-RWC-FUND. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ecofin Global Renewables Infrastructure Fund, Institutional Class Shares	$102	0.96%

How did the Fund perform in the last year?

In the first quarter, US utilities stabilised in a high interest rates environment and we witnessed a renaissance of nuclear power, for the following reasons: 1) nuclear offers 24/7 decarbonised electricity that can mitigate the intermittency of wind and solar, 2) the Production Tax Credit in the IRA provides a floor tariff for nuclear electricity, 3) datacenters are increasingly attracted to connect to nuclear plants and seem ready to pay a premium. European power prices were depressed by falling natural gas prices in the absence of a recovery in energy demand. In the second quarter, we saw a rising recognition, primarily in the US, that the growth in AI and datacenters will translate into substantial demand for electricity, and the corollary need for large investments in the grid and generation capacity. Moreover, listed renewables developers and operators continued to attract interest from private equity and strategic investors. We believe that these transactions reflect the low valuations of the sector.

The third quarter marked an inflection point for the sector in the US and Europe as a few positive drivers converged: 1) Datacenter growth took centre stage in the US market as hyperscalers signed large deals with nuclear and renewables power companies. 2) A few M&A transactions from Private Equity and strategic investors, especially in the second quarter, highlighted how attractive valuations were in Europe. 3) Central banks in the US and Europe cut interest rates.

After a strong 2nd and 3rd quarter, the election of Mr Trump raised concerns about tax incentives, import duties, inflation and interest rates, all conspiring to drive the sector down. Frustratingly, European stocks didn’t decouple from their US counterparts. Separately, for all the talks about declining interest rates, while several central banks cut rates, 10-year interest rates have risen in the US, Canada, Germany, UK…which is a headwind for companies the fund invests in. Moreover, the main foreign currencies the fund has exposure to depreciated substantially.

In 2024, the contrast between the US and Europe observed in the broader stock market found a parallel in our investment universe with the US charging ahead with stronger growth and momentum around nuclear and datacenters while European names struggled from slower growth and a lack of catalyst. However, M&A was very active in renewables in Europe and Asia.

Outlook

As we look toward 2025, here are some points to consider:

Electrification Trends Are Accelerating: The long-term thesis of electricity growth has only started to become apparent on the back of datacenter growth and electric vehicle adoption. These trends have much further to run. Power Pricing Trends Turning Positive: The delay to get a supply response to the growing demand of electricity and the increasing intermittency of new power generation sources are likely to put upward pressure on power prices going forward. Valuations Are Compelling: Investors have been increasingly worried about policy developments while companies in our investment universe keep compounding earnings and cashflows. Many of these companies see investors ascribe no value to their growth. Our bottom-line: We believe that we are investing in companies that benefit from secular drivers that should extend well into the 2030s. However, we remain vigilant given near-term policy uncertainties.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Ecofin Global Renewables Infrastructure Fund, Institutional Class Shares * - $1104256	MSCI ACWI Index (Net) (USD) - $1641832	S&P Global Infrastructure Index (NR) (USD) - $1541265	S&P Global Infrastructure Index (TR) (USD) - $1598663
Aug/20	$1000000	$1000000	$1000000	$1000000
Nov/20	$1144260	$1102564	$1077666	$1080249
Nov/21	$1305697	$1315029	$1155905	$1167261
Nov/22	$1226739	$1162214	$1247986	$1270361
Nov/23	$987926	$1301827	$1238520	$1272727
Nov/24	$1104256	$1641832	$1541265	$1598663

Since its inception on August 7, 2020. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-RWC-FUND or visit https://www.redwheel.com/us/en/accredited/funds-and-documents/ for current month-end performance.

* Effective as of close of business on September 30, 2024, the Ecofin Global Renewables Infrastructure Fund (the "Ecofin Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III. Information presented prior to September 30, 2024 is that of the Ecofin Predecessor Fund.

Average Annual Total Returns as of November 30, 2024

Fund/Index Name	1 Year	Annualized Since Inception
Ecofin Global Renewables Infrastructure Fund, Institutional Class Shares *	11.78%	2.32%
MSCI ACWI Index (Net) (USD)	26.12%	12.17%
S&P Global Infrastructure Index (NR) (USD)	24.44%	10.54%
S&P Global Infrastructure Index (TR) (USD)	25.61%	11.48%

Key Fund Statistics as of November 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$257,907,064	30	$1,924,900	47%

What did the Fund invest in?

Country WeightingsFootnote Reference*

United States
39.7%
Italy
13.4%
United Kingdom
10.0%
India
5.3%
China
5.0%
Switzerland
4.3%
Portugal
4.1%
Canada
3.8%
Denmark
3.0%
Spain
1.9%
Japan
1.6%
Belgium
1.3%
Other Countries
2.1%

Value	Value
Other Countries	2.1%
Belgium	1.3%
Japan	1.6%
Spain	1.9%
Denmark	3.0%
Canada	3.8%
Portugal	4.1%
Switzerland	4.3%
China	5.0%
India	5.3%
United Kingdom	10.0%
Italy	13.4%
United States	39.7%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Clearway Energy Inc, Cl C	6.9%
Exelon Corp	5.9%
ReNew Energy Global PLC, Cl A	5.3%
ERG SPA	5.1%
Enel SPA	4.7%
Drax Group PLC	4.6%
Dominion Energy Inc	4.5%
BKW AG	4.3%
EDP SA	4.1%
Avista Corp	3.9%

Material Fund Changes

 The Fund operated as the Ecofin Global Renewables Infrastructure Fund (the “Ecofin Predecessor Fund”), a series of Managed Portfolio Series, prior to the Fund’s acquisition of the assets and assumption of the liabilities of the Ecofin Predecessor Fund pursuant to a reorganization of the Ecofin Predecessor Fund into the Fund that closed effective September 30, 2024.

Changes in and Disagreements with Accountants

The Fund has selected PricewaterhouseCoopers LLP (“PwC”) to serve as the Fund’s independent registered public accounting firm for the Fund’s year ended November 30, 2024. The decision to select PwC was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Trustees on June 27, 2024.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-RWC-FUND

  https://www.redwheel.com/us/en/accredited/funds-and-documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-RWC-FUND to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Ecofin Global Renewables Infrastructure Fund / Institutional Class Shares - ECOIX

Annual Shareholder Report: November 30, 2024

RWC-AR-TSR-2024-4

The Advisors' Inner Circle Fund III

Ecofin Global Renewables Infrastructure Fund

Class A Shares - ECOAX

Annual Shareholder Report: November 30, 2024

This annual shareholder report contains important information about Class A Shares of the Ecofin Global Renewables Infrastructure Fund (the "Fund") for the period from December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.redwheel.com/us/en/accredited/funds-and-documents/. You can also request this information by contacting us at 1-855-RWC-FUND. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ecofin Global Renewables Infrastructure Fund, Class A Shares	$127	1.20%

How did the Fund perform in the last year?

In the first quarter, US utilities stabilised in a high interest rates environment and we witnessed a renaissance of nuclear power, for the following reasons: 1) nuclear offers 24/7 decarbonised electricity that can mitigate the intermittency of wind and solar, 2) the Production Tax Credit in the IRA provides a floor tariff for nuclear electricity, 3) datacenters are increasingly attracted to connect to nuclear plants and seem ready to pay a premium. European power prices were depressed by falling natural gas prices in the absence of a recovery in energy demand. In the second quarter, we saw a rising recognition, primarily in the US, that the growth in AI and datacenters will translate into substantial demand for electricity, and the corollary need for large investments in the grid and generation capacity. Moreover, listed renewables developers and operators continued to attract interest from private equity and strategic investors. We believe that these transactions reflect the low valuations of the sector.

The third quarter marked an inflection point for the sector in the US and Europe as a few positive drivers converged: 1) Datacenter growth took centre stage in the US market as hyperscalers signed large deals with nuclear and renewables power companies. 2) A few M&A transactions from Private Equity and strategic investors, especially in the second quarter, highlighted how attractive valuations were in Europe. 3) Central banks in the US and Europe cut interest rates.

After a strong 2nd and 3rd quarter, the election of Mr Trump raised concerns about tax incentives, import duties, inflation and interest rates, all conspiring to drive the sector down. Frustratingly, European stocks didn’t decouple from their US counterparts. Separately, for all the talks about declining interest rates, while several central banks cut rates, 10-year interest rates have risen in the US, Canada, Germany, UK…which is a headwind for companies the fund invests in. Moreover, the main foreign currencies the fund has exposure to depreciated substantially.

In 2024, the contrast between the US and Europe observed in the broader stock market found a parallel in our investment universe with the US charging ahead with stronger growth and momentum around nuclear and datacenters while European names struggled from slower growth and a lack of catalyst. However, M&A was very active in renewables in Europe and Asia.

Outlook

As we look toward 2025, here are some points to consider:

Electrification Trends Are Accelerating: The long-term thesis of electricity growth has only started to become apparent on the back of datacenter growth and electric vehicle adoption. These trends have much further to run. Power Pricing Trends Turning Positive: The delay to get a supply response to the growing demand of electricity and the increasing intermittency of new power generation sources are likely to put upward pressure on power prices going forward. Valuations Are Compelling: Investors have been increasingly worried about policy developments while companies in our investment universe keep compounding earnings and cashflows. Many of these companies see investors ascribe no value to their growth. Our bottom-line: We believe that we are investing in companies that benefit from secular drivers that should extend well into the 2030s. However, we remain vigilant given near-term policy uncertainties.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Ecofin Global Renewables Infrastructure Fund, Class A Shares * - $1125484	MSCI ACWI Index (Net) (USD) - $1662268	S&P Global Infrastructure Index (NR) (USD) - $1610874	S&P Global Infrastructure Index (TR) (USD) - $1668777
Sep/20	$1000000	$1000000	$1000000	$1000000
Nov/20	$1178207	$1116288	$1126338	$1127626
Nov/21	$1340261	$1331398	$1208110	$1218455
Nov/22	$1256091	$1176680	$1304350	$1326076
Nov/23	$1009110	$1318031	$1294456	$1328546
Nov/24	$1125484	$1662268	$1610874	$1668777

Since its inception on September 25, 2020. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-RWC-FUND or visit https://www.redwheel.com/us/en/accredited/funds-and-documents/ for current month-end performance.

* Effective as of close of business on September 30, 2024, the Ecofin Global Renewables Infrastructure Fund (the "Ecofin Predecessor Fund”) was reorganized into the Advisors’ Inner Circle Fund III. Information presented prior to September 30, 2024 is that of the Ecofin Predecessor Fund.

Average Annual Total Returns as of November 30, 2024

Fund/Index Name	1 Year	Annualized Since Inception
Ecofin Global Renewables Infrastructure Fund, Class A Shares *	11.53%	2.87%
MSCI ACWI Index (Net) (USD)	26.12%	12.92%
S&P Global Infrastructure Index (NR) (USD)	24.44%	12.07%
S&P Global Infrastructure Index (TR) (USD)	25.61%	13.02%

Key Fund Statistics as of November 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$257,907,064	30	$1,924,900	47%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	2.1%
Belgium	1.3%
Japan	1.6%
Spain	1.9%
Denmark	3.0%
Canada	3.8%
Portugal	4.1%
Switzerland	4.3%
China	5.0%
India	5.3%
United Kingdom	10.0%
Italy	13.4%
United States	39.7%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Clearway Energy Inc, Cl C	6.9%
Exelon Corp	5.9%
ReNew Energy Global PLC, Cl A	5.3%
ERG SPA	5.1%
Enel SPA	4.7%
Drax Group PLC	4.6%
Dominion Energy Inc	4.5%
BKW AG	4.3%
EDP SA	4.1%
Avista Corp	3.9%

Material Fund Changes

 The Fund operated as the Ecofin Global Renewables Infrastructure Fund (the “Ecofin Predecessor Fund”), a series of Managed Portfolio Series, prior to the Fund’s acquisition of the assets and assumption of the liabilities of the Ecofin Predecessor Fund pursuant to a reorganization of the Ecofin Predecessor Fund into the Fund that closed effective September 30, 2024.

Changes in and Disagreements with Accountants

The Fund has selected PricewaterhouseCoopers LLP (“PwC”) to serve as the Fund’s independent registered public accounting firm for the Fund’s year ended November 30, 2024. The decision to select PwC was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Trustees on June 27, 2024.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-RWC-FUND

  https://www.redwheel.com/us/en/accredited/funds-and-documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-RWC-FUND to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Ecofin Global Renewables Infrastructure Fund / Class A Shares - ECOAX

Annual Shareholder Report: November 30, 2024

RWC-AR-TSR-2024-3

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		FYE November 30, 2024			FYE November 30, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$776,392	None	None	$717,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$559,700(2)	None	None	$807,756(2)
(d)	All Other Fees	None	None	$10,530(5)	None	None	$7,535(5)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.
(4)	Fees in connection with international withholding tax analysis.
(5)	Non-audit assurance engagements for service affiliates of the funds.
(e)(1)	The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;
2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or
3.	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE November 30, 2024	FYE November 30, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal-years-ended November 30th were $570,230 and $815,291 for 2024 and 2023, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

THE ADVISOrs’ INNER CIRCLE FUND III

ECOFIN GLOBAL RENEWABLES

INFRASTRUCTURE FUND

ANNUAL FINANCIALS AND OTHER INFORMATION

NOVEMBER 30, 2024

Investment Adviser:

RWC Asset Management LLP

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	8
Report of Independent Registered Public Accounting Firm	26
Notice to Shareholders (Unaudited)	27
Changes in and Disagreements with Accountants (Form N-CSR Item 8) (Unaudited)	28
Approval of Investment Advisory Agreement (Form N-CSR Item 11) (Unaudited)	29

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.7%
	Shares	Value
Belgium — 1.3%
Elia Group SA/NV	34,498	$3,230,123

Brazil — 1.2%
Neoenergia SA	986,470	3,162,308

Canada — 3.8%
Innergex Renewable Energy Inc	1,588,895	9,906,834

China — 5.0%
China Longyuan Power Group Ltd	8,135,898	6,701,892
China Suntien Green Energy Ltd	10,553,782	4,597,711
Xinyi Energy Holdings Ltd	14,524,475	1,493,222
		12,792,825

Denmark — 3.0%
Orsted AS *	140,757	7,810,309

India — 5.3%
ReNew Energy Global PLC, Cl A *	2,279,867	13,747,598

Italy — 13.4%
Enel SPA	1,691,202	12,164,351
ERG SPA	603,483	13,245,151
Terna - Rete Elettrica Nazionale	1,076,589	9,105,847
		34,515,349

Japan — 1.6%
RENOVA Inc *	789,105	4,177,105

Portugal — 4.1%
EDP SA	2,953,996	10,676,680

Spain — 1.9%
EDP Renovaveis SA	412,518	4,827,575

Switzerland — 4.3%
BKW AG	63,998	10,998,067

Thailand — 0.9%
Super Energy Corp PLC *	301,831,784	2,376,108

United Kingdom — 8.2%
Drax Group PLC	1,391,514	11,797,138

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

COMMON STOCK — continued
	Shares	Value
United Kingdom — (continued)
National Grid PLC	744,242	$9,389,700
		21,186,838

United States — 39.7%
Avista Corp	262,643	10,161,658
Clearway Energy Inc, Cl C	606,910	17,897,776
Constellation Energy Corp	36,938	9,476,813
Dominion Energy Inc	195,824	11,504,660
Edison International	90,089	7,905,310
Exelon Corp	383,042	15,153,142
NextEra Energy Inc	118,685	9,336,949
NextEra Energy Partners LP	454,745	7,944,395
Ormat Technologies Inc	54,362	4,437,026
Public Service Enterprise Group Inc	59,984	5,656,491
Sunrun Inc *	241,689	2,786,674
		102,260,894

TOTAL COMMON STOCK
(Cost $266,153,876)		241,668,613

CLOSED-END FUND — 1.8%

Greencoat UK Wind PLC/Funds	2,828,544	4,540,770
(Cost $4,986,224)		4,540,770

TOTAL INVESTMENTS— 95.5%
(Cost $271,140,100)		$246,209,383

Percentages are based on Net Assets of $257,907,064.

*	Non-income producing security.

Cl	Class
LP	Limited Partnership
PLC	Public limited company

As of November 30, 2024, all of the Fund's investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs see Note 2 Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Statement of Assets and Liabilities

Assets:
Investments, at Value (Cost $271,140,100)	$246,209,383
Cash	10,968,986
Foreign Currency, at Value (Cost $93,948)	90,032
Dividend and Interest Receivable	873,176
Reclaim Receivable	378,363
Receivable for Capital Shares Sold	60,987
Other Prepaid Expenses	29,224
Total Assets	258,610,151
Liabilities:
Payable for Capital Shares Redeemed	482,121
Payable to Investment Adviser	151,125
Audit Expense Payable	41,729
Payable to Administrator	24,413
Payable to Trustees	2,079
Chief Compliance Officer Fees Payable	1,111
Distribution Fees Payable	320
Unrealized Depreciation on Foreign Spot Currency Contracts	189
Total Liabilities	703,087
Commitments and Contingencies†
Net Assets	$257,907,064
Net Assets Consist of:
Paid-in Capital	$308,902,705
Total Accumulated Losses	(50,995,641)
Net Assets	$257,907,064
Institutional Class Shares:
Net Assets	$257,022,278
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	27,118,646
Net Asset Value, Offering and Redemption Price Per Share	$9.48
Class A Shares:
Net Assets	$884,786
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	93,653
Net Asset Value, Offering and Redemption Price Per Share	$9.45
Maximum Offering Price (5.50%)	$10.00

†	See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND FOR THE YEAR ENDED NOVEMBER 30, 2024

Statement of Operations

Investment Income:
Dividends	$7,280,754
Interest	556,073
Less: Foreign Taxes Withheld	(621,299)
Total Investment Income	7,215,528
Expenses:
Investment Advisory Fees (Note 5)	1,933,178
Administration Fees (Note 3)	216,128
Trustees' Fees	20,563
Chief Compliance Officer Fees (Note 4)	10,192
Distribution Fees, Class A Shares (Note 3)	3,082
Transfer Agent Fees (Note 3)	74,153
Registration and Filing Fees	61,976
Audit Fees	42,420
Custodian Fees (Note 3)	37,433
Printing Fees	30,790
Legal Fees	16,513
Interest Expense	12,277
Other Expenses	18,251
Total Expenses	2,476,956
Less:
Waiver of Investment Advisory Fees (Note 5)	(8,278)
Net Expenses	2,468,678
Net Investment Income	4,746,850
Net Realized Gain (Loss) on:
Investments	(888,204)
Swap Contracts	4,392,091
Foreign Currency Transactions	(95,828)
Net Realized Gain	3,408,059
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	19,262,805
Swap Contracts	(60,287)
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	104,163
Net Change in Unrealized Appreciation (Depreciation)	19,306,681
Net Realized and Unrealized Gain	22,714,740
Net Increase in Net Assets Resulting from Operations	$27,461,590

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	Year Ended November 30, 2024	Year Ended November 30, 2023
Operations:
Net Investment Income	$4,746,850	$5,849,574
Net Realized Gain (Loss)	3,408,059	(28,153,809)
Net Change in Unrealized Appreciation (Depreciation)	19,306,681	(38,913,093)
Net Increase (Decrease) in Net Assets Resulting From Operations	27,461,590	(61,217,328)
Distributions:
Institutional Class Shares	(9,277,594)	(1,792,623)
Class A Shares	(44,511)	(11,439)
Return of Capital:
Institutional Class Shares	(761,478)	(8,054,111)
Class A Shares	(3,653)	(53,174)
Total Distributions	(10,087,236)	(9,911,347)
Capital Share Transactions:(1)
Institutional Class Shares
Issued	86,234,057	132,111,089
Reinvestment of Distributions	7,385,357	7,277,724
Redeemed	(83,914,031)	(191,448,918)
Net Institutional Class Shares Transactions	9,705,383	(52,060,105)
Class A Shares
Issued	161,012	624,487
Reinvestment of Distributions	48,104	64,558
Redeemed	(1,253,742)	(662,108)
Net Class A Shares Transactions	(1,044,626)	26,937
Net Increase (Decrease) in Net Assets From Capital Share Transactions	8,660,757	(52,033,168)
Total Increase (Decrease) in Net Assets	26,035,111	(123,161,843)
Net Assets:
Beginning of Year	231,871,953	355,033,796
End of Year	$257,907,064	$231,871,953

(1)	For share transactions, see Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Institutional Class Shares
	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period Ended November 30, 2020(1)
Net Asset Value, Beginning of Year	$8.82	$11.34	$12.64	$11.42	$10.00
Income (Loss) from Investment Operations:
Net Investment Income	0.17 *	0.19	0.11	0.15 *	0.04
Net Realized and Unrealized Gain (Loss)	0.86	(2.37)	(0.84)	1.43	1.40
Total from Investment Operations	1.03	(2.18)	(0.73)	1.58	1.44
Dividends and Distributions:
Net Investment Income	(0.34)	(0.12)	(0.24)	(0.31)	(0.02)
Return of Capital	(0.03)	(0.22)	(0.12)	—	—
Capital Gains	—	—	(0.21)	(0.05)	—
Total Dividends and Distributions	(0.37)	(0.34)	(0.57)	(0.36)	(0.02)
Net Asset Value, End of Year	$9.48	$8.82	$11.34	$12.64	$11.42
Total Return†	11.78%	(19.47)%	(5.97)%	14.02%	14.43%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$257,022	$230,043	$352,726	$368,864	$108,048
Ratio of Expenses to Average Net Assets (Including Waivers, Fees Paid Indirectly, and Reimbursements)	0.96%	0.93%	0.91%	1.00%	1.00%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly, and Reimbursements)	0.96%	0.93%	0.90%	0.96%	1.46%††
Ratio of Net Investment Income to Average Net Assets	1.85%	1.95%	0.87%	1.26%	1.51%††
Portfolio Turnover Rate‡	47%	61%	40%	41%	20%

*	Per share data calculated using the average shares method.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized.
††	Annualized.
(1)	The Class commenced operations on August 7, 2020.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Class A Shares
	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period Ended November 30, 2020(1)
Net Asset Value, Beginning of Year	$8.81	$11.34	$12.65	$11.44	$9.72
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.13 *	0.17	0.16	0.13 *	0.03
Net Realized and Unrealized Gain (Loss)	0.88	(2.37)	(0.92)	1.44	1.70
Total from Investment Operations	1.01	(2.20)	(0.76)	1.57	1.73
Dividends and Distributions:
Net Investment Income	(0.37)	(0.12)	(0.23)	(0.31)	(0.01)
Return of Capital	(0.00)^	(0.21)	(0.11)	—	—
Capital Gains	—	—	(0.21)	(0.05)	—
Total Dividends and Distributions	(0.37)	(0.33)	(0.55)	(0.36)	(0.01)
Net Asset Value, End of Year	$9.45	$8.81	$11.34	$12.65	$11.44
Total Return†	11.53%	(19.66)%	(6.21)%	13.66%	17.82%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$885	$1,829	$2,308	$4,983	$1,338
Ratio of Expenses to Average Net Assets (Including Waivers, Fees Paid Indirectly, and Reimbursements)	1.20%	1.19%	1.16%	1.25%	1.25%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly, and Reimbursements)	1.20%	1.19%	1.15%	1.21%	2.08%††
Ratio of Net Investment Income to Average Net Assets	1.39%	1.70%	0.62%	1.01%	3.26%††
Portfolio Turnover Rate‡	47%	61%	40%	41%	20%

*	Per share data calculated using average shares method.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized.
^	Less than $0.005.
(1)	The Class commenced operations on September 25, 2020.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Notes to Financial Statements

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 49 funds. The financial statements herein are those of the Ecofin Global Renewables Infrastructure Fund (the “Fund”). The investment objective of the Fund is to seek long-term total return derived principally from a combination of capital appreciation and income over time. The Fund is classified as a “non-diversified” investment company, which means that the Fund may invest a larger percentage of the Fund’s assets in a smaller number of issuers than a diversified fund. RWC Asset Management LLP serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Class Shares and Class A Shares. The Fund commenced operations on August 7, 2020. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Fund operated as the Ecofin Global Renewables Infrastructure Fund (the “Ecofin Predecessor Fund”), a series of Managed Portfolio Series, prior to the Fund’s acquisition of the assets and assumption of the liabilities of the Ecofin Predecessor Fund on September 30, 2024 (the “Reorganization”).

The Reorganization closed effective September 30, 2024. As a result of the Reorganization, Class A Shares and Institutional Class Shares of the Fund assumed the performance and accounting history of Class A Shares and Institutional Class Shares of the Ecofin Predecessor Fund, respectively.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ Stock Market (the “NASDAQ”), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For details of investment classifications, reference the Schedule of Investments.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country's tax rules and rates. The Fund or their agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

as the jurisdiction's applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser's expense limitation agreement.

Foreign Taxes — The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date. Amortization of premiums and accretion of discounts is included in interest income.

During the period ended November 30, 2024, the Fund reallocated the amount of return of capital recognized based on the 2023 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $899,789.

Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocated distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There were no open forward foreign currency contracts as of November 30, 2024.

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. There were no open swap contracts as of November 30, 2024.

3. Administration, Distribution, Custodian and Transfer Agent Agreements:

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Predecessor Fund Services” or the “Predecessor Administrator”) acted as the Fund’s Administrator, Transfer Agent and fund accountant until September 30, 2024. U.S. Bank, N.A. (the “Predecessor Custodian”) served as the custodian to the Fund until September 30, 2024. The Predecessor Custodian is an affiliate of the Predecessor Administrator. The Predecessor Administrator performed various administrative and accounting services for the Fund. The Predecessor Administrator prepared various federal and state regulatory filings, reports and returns for the Fund; prepared reports and materials to be supplied to the Trustees; monitored the activities of the Fund’s custodian; coordinated the payment of the Fund’s expenses and reviewed the Fund’s expense accruals. The officers of the Managed Portfolio Series including the Chief Compliance Officer were employees of the Predecessor Administrator. As compensation for its services, the Predecessor Administrator was entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000. Fees paid by the Fund for administration for the period ended September 30, 2024 were $166,059. Fees paid by the Fund for custody for the period ended September 30, 2024 were $32,710. Fees paid by the Fund for transfer agency for the period ended September 30, 2024 were $53,944.

Effective September 30, 2024, the Fund and Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended November 30, 2024, the Fund paid $50,069 for these services.

Effective September 30, 2024, Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. For the period ended November 30, 2024, the Fund paid $4,723 for these services.

Effective September 30, 2024, SS&C Global Investor & Distribution Solutions, Inc. serves as transfer agent and dividend disbursing agent for the Fund under the transfer agency agreement with the Trust. For the period ended November 30, 2024, the Fund paid $20,209 for these services.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

The Fund has adopted the Distribution Plan (the “Plan”) for the Class A Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Class A Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the period ended September 30, 2024, the fund allocated fees totaling $2,680 to Quasar Distributors, LLC (the “Predecessor Distributor”).

Effective September 30, 2024, SEI Investments Distribution Co. acts as distributor (the “Distributor”) for the Fund. For the period ended November 30, 2024, the fund was allocated fees totaling $402.

4. Transactions with Affiliates:

For the period ended September 30, 2024, the officers of the Managed Portfolio Series including the Chief Compliance Officer (“Predecessor CCO”) were employees of the Predecessor Administrator. Fees paid by the Fund for Predecessor CCO for the period ended September 30, 2024 were $9,081.

Effective September 30, 2024, certain officers of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company, and the Distributor. Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the period ended November 30, 2024, the Fund was allocated CCO fees totaling $1,111.

5. Investment Advisory Agreement:

The Managed Portfolio Series had an agreement with Tortoise Capital Advisors, L.L.C. (the “Predecessor Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Managed Portfolio Series and the Predecessor Adviser, the Predecessor Adviser was entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets. The Predecessor Adviser had engaged its affiliate, Ecofin Advisors Limited (the “Predecessor Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Predecessor Adviser, the Predecessor Sub-Adviser was primarily responsible for the day-to-day management of that Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services were paid to the Predecessor Sub-Adviser by the Predecessor Adviser. For the period ended September 30, 2024, advisory fees for these services were $1,599,537.

Effective September 30, 2024, RWC Asset Management LLP (the “Adviser”), the Fund’s investment adviser, entered into an expense limitation agreement with respect to the Fund (the “Expense Limitation Agreement”), pursuant to which agreement: (i) the Adviser previously had agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

expenses (excluding certain expenses) from exceeding 1.00% of the average daily net assets of each of the Fund’s share classes; and (ii) the agreement could be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, through the close of business on September 30, 2026 (the “Expense Limitation”).

The Predecessor Adviser also had agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Ecofin Predecessor Fund’s total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Ecofin Predecessor Fund invested, and extraordinary expenses, including litigation expenses not incurred in the Ecofin Predecessor Fund’s ordinary course of business) from exceeding 1.00%, expressed as a percentage of average daily net assets of each share class.

Effective September 30, 2024, and under the terms of a new investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee computed daily at an annual rate of 0.75% of the Fund’s average daily net assets. For the period ended November 30, 2024, the fees for these services were $333,641.

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, distribution and/or service (12b-1) fees, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)).

Pursuant to the Expense Limitation Agreement, the Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. As of November 30, 2024, the fees which were waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $7,046 expiring in 2027. During the fiscal-year-ended November 30, 2024, the Fund did not incur any recoupments and the Predecessor Advisor may not receive recoupments.

The purchases of the Fund’s A Class Shares of $1 million or more are not subject to a sales charge at the time of purchase, but generally are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 12 months of purchase. This CDSC will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

6. Investment Transactions:

For the year ended November 30, 2024, the Fund made purchases of $127,446,223 and sales of $113,655,251 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Derivative Transactions:

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2024, was as follows:

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Amount of realized gain or (loss) on derivatives recognized in income:

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Equity contracts	$—	$—	$4,392,091	$—	$—	$4,392,091

Change in unrealized appreciation (depreciation) on derivatives recognized:

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Equity contracts	$—	$—	$(60,287)	$—	$—	$(60,287)

The following table discloses the volume of the Fund’s swap contracts activity during the year ended November 30, 2024:

Quarterly Average Balance Long	$7,533,665
Quarterly Average Balance Short	7,380,827

8. Capital Share Transactions:

Capital share transactions were as follows:

	Year Ended November 30, 2024	Year Ended November 30, 2023
Institutional Class Shares
Issued	9,431,916	13,550,530
Reinvestment of Distributions	785,408	745,840
Redeemed	(9,175,271)	(19,329,343)
Total Institutional Class Shares Transactions	1,042,053	(5,032,973)
Class A Shares
Issued	17,322	62,638
Reinvestment of Distributions	5,120	6,694
Redeemed	(136,246)	(65,349)
Total Class A Shares Transactions	(113,804)	3,983
Net Increase (Decrease) in Shares Outstanding From Share Transactions	928,249	(5,028,990)

9. Federal Tax Information:

It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

The permanent differences that are credited or charged to Paid-in Capital and Accumulated Losses as of November 30, 2024, are primarily attributable to wash sales true up adjustments and prior year true up adjustments, and have been reclassified to/(from) the following accounts for the year ended November 30, 2024.

Accumulated Losses	Paid-in Capital
$ (14,200)	$ 14,200

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended November 30, 2024 and 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2024	$9,322,105	$—	$765,131	$10,087,236
2023	1,804,062	—	8,107,285	9,911,347

As of November 30, 2024, the components of Accumulated Losses on a tax basis were as follows:

Capital Loss Carryforwards	$(9,643,660)
Unrealized Depreciation	(41,351,981)
Total Accumulated Losses	$(50,995,641)

For taxable years beginning after December 22, 2010, a Registered Investment Company within the meaning of the 1940 Act (“RIC”) is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:

Long-Term Loss	Total
$9,643,660	$9,643,660

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (including foreign currency) by the Fund at November 30, 2024, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$287,658,350	$15,744,850	$(57,096,831)	$(41,351,981)

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

10. Concentration of Shareholders:

At November 30, 2024, the percentage of total shares outstanding, held by shareholders owning 10% or greater of the aggregate total shares outstanding, for each share class, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Institutional Class Shares	2	59%
Class A Shares	2	80%

11. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Equity Securities Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Renewable Energy Company Risk – Because the Fund invests in renewable energy companies, the value of Fund shares may be affected by events that adversely affect that industry, such as technology shifts, short product lifecycles, falling prices and profits, competition and general economic conditions, and may fluctuate more than that of a fund that does not concentrate in sustainable energy solutions companies.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Adviser Risk – The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk – The Fund’s strategy of focusing its investments in Renewable Infrastructure companies means that the performance of the Fund will be closely tied to the performance of the renewable electricity and utility infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Energy Infrastructure Industry Risk – Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Renewable Energy Infrastructure Industry Risk – Companies in the renewable energy infrastructure industry are subject to many business, economic, environmental, and regulatory risks that can adversely affect the costs, revenues, profits, and viability of companies in the industry. These risks include, but are not limited to, the following: volatility in competing commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and or distributed; specific risks associated with companies owning and/or operating renewable energy or utility transmission systems; operating risks including outages, structural and maintenance, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets; environmental regulation and liability risk; terrorism risk; extreme weather and other natural disasters; and capital markets risk, resulting in a higher capital costs or impacting growth and access to capital.

New Technology Risk – New technologies used in renewable energy have a shorter commercial experience vs traditional energy production technologies. Also, advancements in renewable energy may create disruptive competitive threats to both incumbent technologies, such as centralized electric transmission and distribution networks; in progressively more efficient or lower cost versions of existing renewable technology, or possibly advancements or innovations in competing renewable technology.

ESG Risk – A company’s ESG score is one factor considered by the Adviser when determining whether to buy or sell a security. The Fund may purchase and hold securities that present ESG risks. The evaluation of ESG factors is often subjective and the Adviser may not identify or evaluate every relevant ESG factor with respect to every investment. As a result, the ESG evaluation performed by the Adviser may differ from the evaluations made by other investment advisers and may not reflect the beliefs or values of any particular investor. In addition, the evaluation of ESG factors and implementation of ESG related investment restrictions (i.e., screens) rely on the availability of timely, complete and accurate ESG data being reported by issuers and/or third-party research providers, and ESG-related data is often based on estimates or assumptions. The Adviser’s ability to evaluate and assess ESG factors and the successful implementation of ESG related investment restrictions may be limited or compromised to the extent relevant data is unavailable or inaccurate. The integration of ESG considerations may also cause the Fund to perform differently compared to accounts that do not integrate ESG considerations.

For example, ESG considerations may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so. Further, an increased focus on ESG or

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers.

Non-Diversified Fund Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Accordingly, the limited number of issuers in which the Fund invests means that each issuer has a proportionately greater impact on the Fund’s returns. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Foreign Securities Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a sequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

ADR Risk – Investments in ADRs may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

Emerging and Frontier Markets Securities Risk – The Fund’s investments in emerging or frontier markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging and frontier markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging and frontier market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large Cap Company Risk – If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

the stocks of small and medium-sized companies. The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small- and Mid-Cap Companies Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small and medium sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Debt Securities Risk – The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed-income markets.

Government-Sponsored Entities Risk – The Fund may invest in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Investment Company and RIC Compliance Risk – To the extent that the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

For any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Initial Public Offering (“IPO”) Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Cybersecurity Risk – The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

U.S. Government Securities Risk – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Preferred Stock Risk – Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

Tax Risk – Income from certain exchange traded products that invest in commodities and other non-security based asset classes, as well as direct investments in such alternative asset classes such as gold, may not be qualifying income for purposes of the qualifying income test that must be met by the Fund in order to qualify as a RIC under Subchapter M of the Code. The Fund will seek to restrict its income from direct investments in such alternative investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a RIC under the Code. However, there is no guarantee that the Fund will be successful in this regard. If the Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the Fund’s Statement of Additional Information (the “SAI”) for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC. The tax treatment of certain commodity investments and other non-security based instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. The Fund’s pursuit of its investment objective will potentially be limited by the Fund’s intention to qualify for treatment as a RIC. The Fund can make certain investments, the treatment of which is unclear under the Code and could adversely affect the Fund’s ability to qualify as a RIC.

Derivatives Risk – The Fund’s use of options, swaps, futures contracts, and hedging is subject to correlation risk, leverage risk, liquidity risk and market risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk, liquidity risk and market risk are described elsewhere in this section. The Fund’s use of structured notes is also subject to credit risk and valuation risk. Credit risk is described elsewhere in this section. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Futures Contracts Risk – The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Options Risk – Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Swap Agreements Risk – A swap is a derivative that provides leverage, allowing the Fund to obtain exposure to an underlying asset, reference rate or index in an amount that is greater than the amount the Fund has invested. By using swap agreements, the Fund is exposed to counterparty credit risk. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the assets, reference rates or indices underlying the swap agreements than if the Fund had made direct investments in such assets, reference rates or indices.

Hedging Risk – It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased.

Shareholder Concentration Risk – A large percentage of the Fund’s shares may be held by a small number of shareholders at any time. During any such time, a large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

12. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Line of Credit:

The Fund has established a line of credit (“LOC”) in the amount of $150,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 8.50% as of November 30, 2024. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with U.S. Bank, N.A. For the year ended November 30, 2024, the Fund had average borrowings of $100,760 over a period of 366 days at a weighted average interest rate of 8.50%. Interest accrued on the borrowings was $8,707 for the year ended November 30, 2024. This fee is included as “Interest Expense” on the Statement of Operations. As of November 30, 2024, there were no borrowings outstanding in the Fund and the LOC remains open.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

14. New Accounting Pronouncement:

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07 (“ASU 2023-07”), Segment Reporting (“Topic 280”). ASU 2023-07 clarifies the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items. The guidance requires public entities to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually and also applies to public entities with a single reportable segment. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the consolidated financial statements. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications, if any, of the additional requirements and their impact on a Fund’s financial statements.

15. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Ecofin Global Renewables Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ecofin Global Renewables Infrastructure Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the "Fund") as of November 30, 2024, the related statements of operations, and changes in net assets, including the related notes, and the financial highlights for the year ended November 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2023 and the financial highlights for each of the periods ended on or prior to November 30, 2023 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 26, 2024 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 27, 2025

We have served as the auditor of one or more investment companies in the Redwheel Funds group of investment companies since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Notice to Shareholders (Unaudited)

For shareholders that do not have a November 30, 2024 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended November 30, 2024, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)	Foreign Investors Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit
7.71%	92.29%	100.00%	30.03%	73.59%	0.00%	0.00%	0.00%	5.68%

(1)    Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)    The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)    “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)    The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)    The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2024, the total amount of foreign source income is $6,269,537. The total amount of foreign tax paid is $607,680. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Changes in and Disagreements with Accountants (Form N-CSR Item 8) (Unaudited)

Ecofin Global Renewables Infrastructure Fund, a series of The Advisors’ Inner Circle Fund III (the “Fund”), is the successor to the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series (the “Predecessor Fund”). The Fund acquired the assets and assumed all of the liabilities of the Predecessor Fund on September 30, 2024 (the “Reorganization”). As a result of the Reorganization, the Fund assumed the accounting history of the Predecessor Fund. At a meeting held on June 17, 2024, the Audit Committee of the Fund approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2024. Accordingly, as a result of the Reorganization, a change in the Predecessor Fund’s independent registered public accounting firm, Ernst & Young LLP (“E&Y”), was deemed to occur as of the closing of the Reorganization on September 30, 2024.

E&Y’s reports on the financial statements of the Predecessor Fund as of and for the fiscal years ended November 30, 2023, and 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended November 30, 2023 and 2022, and the subsequent interim period through September 30, 2024, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with E&Y’s reports on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 with respect to the Predecessor Fund.

The Fund has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y furnish the Fund with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether E&Y agrees with the statements made by the Fund, set forth above, and if not, stating the respects in which it does not agree. A copy of the letter from E&Y to the SEC is filed as an Exhibit to this Form N-CSR.

On June 17, 2024, the Audit Committee of the Trust’s Board of Trustees approved the appointment of PwC as the Trust’s independent registered public accounting firm for the fiscal year ended November 30, 2024. For the two fiscal years ended November 30, 2023 and 2022, and the subsequent interim period through September 30, 2024, neither the Fund, nor anyone on the Fund’s behalf, consulted with PwC on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that PwC concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Approval of Investment Advisory Agreement (Form N-CSR Item 11) (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on June 17–18, 2024 to decide whether to approve the Agreement for an initial two-year term (the “June Meeting”). At the June Meeting, the Board also considered the proposed reorganization of the Ecofin Global Renewables Infrastructure Fund (the “Predecessor Fund”) of the Managed Portfolio Series trust into the Fund. The Predecessor Fund was advised by Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors, and sub-advised by Ecofin Advisors Limited. In considering the approval of the Agreement, the Board considered that RWC Asset Management LLC (“RWC” or the “Adviser”) would serve as the investment adviser of the Fund and that, following a transaction whereby the portfolio managers of the Predecessor Fund became employees of RWC, the portfolio management team of the Fund would be substantially the same as the portfolio management team of the Predecessor Fund. In preparation for the June Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the June Meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the June Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Investment Performance of the Adviser

Because the portfolio management team of the Fund would be substantially the same as the portfolio management team of the Predecessor Fund, the Board considered the investment performance of the Predecessor Fund in considering the approval of the Agreement. Representatives from the Adviser provided information regarding the performance of the Predecessor Fund. Following evaluation, the Board concluded, within the context of its full deliberations, that the investment performance of the investment management personnel supported approval of the Agreement.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Adviser’s profitability, or the extent to which economies

THE ADVISORS’ INNER CIRCLE FUND III	ECOFIN GLOBAL RENEWABLES INFRASTRUCTURE FUND NOVEMBER 30, 2024

of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Ecofin Global Renewables Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-RWC-FUND

Investment Adviser:

RWC Asset Management LLP

Verde 4th Floor, 10 Bressenden Place

London, UK SW1E 5DH

Administrator:

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RWC-AR-002-0100

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were changes in or disagreements with accountants on accounting and financial disclosure during the period covered by the report.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

No remuneration was paid by the company during the period covered by the report to any Officers of the Trust, other than as disclosed as part of the financial statements included above in Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The disclosure regarding the Approval of Advisory Agreement, if applicable, is included as part of the financial statements included above in Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(a)(4) Not applicable.

(a)(5)(i) Change in Registrant's Independent Public Accountant attached hereto.

(a)(5)(ii) Letter from former accountant pursuant to item 304(a) under Regulation S-K is attached hereto.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: February 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: February 4, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: February 4, 2025